Corporate Presentation May 2023 Exhibit 99.1

Forward Looking Statements This presentation contains “forward-looking” statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to: our plans to develop and commercialize small molecule therapies, our expectations about timing and ability to commence, enroll or complete clinical studies, present data and clinical results or updates, and to obtain regulatory approvals for PRT1419, PRT2527, PRT3645, PRT3789, our oral SMARCA2 candidate and other candidates in development, the ability of our product candidates to treat various cancers, the ability to discover additional suitable candidates for regulatory approval and the sufficiency of our cash and cash equivalents to fund our operations. Any statements contained herein or provided orally that are not statements of historical fact may be deemed to be forward-looking statements. In some cases, you can identify forward-looking statements by such terminology as ‘‘believe,’’ ‘‘may,’’ ‘‘will,’’ ‘‘potentially,’’ ‘‘estimate,’’ ‘‘continue,’’ ‘‘anticipate,’’ ‘‘intend,’’ ‘‘could,’’ ‘‘would,’’ ‘‘project,’’ ‘‘plan,’’ ‘‘expect’’ and similar expressions that convey uncertainty of future events or outcomes, although not all forward-looking statements contain these words. Statements, including forward-looking statements, speak only to the date they are provided (unless an earlier date is indicated).  Certain data in this presentation are based on cross-study comparisons and are not based on any head-to-head clinical trials. Cross-study comparisons are inherently limited and may suggest misleading similarities or differences.  This presentation shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction. These forward-looking statements are based on the beliefs of our management as well as assumptions made by and information currently available to us. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. If such assumptions do not fully materialize or prove incorrect, the events or circumstances referred to in the forward-looking statements may not occur. We undertake no obligation to update publicly any forward-looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in our expectations, except as required by law. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements.  Additional risks and uncertainties that could affect our business are included under the caption “Risk Factors” in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2022.

Prelude Therapeutics: Aiming to Deliver Precision Medicines to Patients with Cancer Large Commercial Opportunities Diversified Pipeline Exceptional Team Well Capitalized Powerful R&D Engine

Prelude Discovery and Development Engine R&D ENGINE  DIFFERENTIATED PROGRAMS APPROACH CDK9 MCL1 SMARCA2 CDK4/6 Target Mechanisms that drive meaningful benefit in patients with cancer Discover Optimized molecules that overcome the limitations of current treatments  Translate  Science into meaningful treatments for patients Internal Discovery Engine Clinical Development Expertise

Differentiated Programs with Transformative Potential for Patients with Cancer  Potentially Best-in-Class Selectivity Potential to avoid off-target toxicity and higher clinical activity Potent and Selective Degrader Potential to address major unmet need in biomarker-selected patients Optimized PK Profile Potential for maximal target engagement and improved cardiac safety Highly Selective CDK4 Bias Potential for high tissue and brain penetration and better combinability CDK9 MCL1 SMARCA2 CDK4/6 Powerful Discovery Engine expected to generate new INDs every 12-18 months

Prelude Precision Oncology Pipeline: Diversified and Differentiated

PROGRAM	CANCER INDICATIONS	DISCOVERY	PHASE 1	PHASE 2/3	AREAS OF CLINICAL FOCUS
CDK9 PRT2527	Selected solid and hematologic malignancies	→	→		CLL, Lymphoma
MCL1 PRT1419	Selected hematologic malignancies and solid tumors	→	→		AML, CLL, Lymphoma
CDK4/6 PRT3645	Selected solid tumors	→	→		Breast Cancer, Gliomas, HNSCC, Lung, and Endometrial cancers
SMARCA2 PRT3789 (IV)	Multiple genomically-selected cancers	→	→		SMARCA4 mutated NSCLC and Other cancers
SMARCA2 (Oral)	Multiple genomically-selected cancers	→			SMARCA4 mutated NSCLC and Other cancers
New Programs (Multiple targets)	Selected solid and hematologic malignancies	→			Solid Tumors Heme Malignancies

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6

Driving The Programs to Key Milestones and Value Creation PRT2527 PRT1419 PRT3645 SMARCA2 CDK9 MCL1 Next Generation CDK4/6 Present solid tumor data at AACR 2023 RP2D in solid tumors in early-2023 RP2D in hematological malignancies in 2H Present initial clinical data for hematological malignancies in 2H  Present solid tumor data at AACR 2023 RP2D in hematological malignancies in 2H Present initial clinical data for hematological malignancies in 2H Expected to provide initial clinical data in 2H PROGRAM 2023 MILESTONES Initiate Phase 1 in 1Q Expected to provide clinical update 2H PRT3789

PRT2527 CDK9 Inhibitor

CDK9 Inhibition: Targeting Cancer by Regulating Oncogene Expression



SUPER ENHANCER
TF
TF
TF
MYC & MYB
TARGET GENES
CDK9
P
TSS
RNA Pol II
mRNA

- CDK9 regulates expression of several **oncogenes that drive cancer cell growth and resistance** (i.e. MYC, MYB, MCL1)
- Non-selective CDK9 inhibitors have demonstrated clinical activity in multiple tumor types but poor tolerability
- **Improving the selectivity** of CDK9 inhibitors may translate to **better activity and safety profile**

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PRT2527: Potent and Highly Selective CDK9 Inhibitor Compound AZD4573 KB0742 VIP152** PRT2527 Biochemical* IC50 (nM) CDK9 1.9 483 16 0.95 Proliferation* IC50 (nM) 11 915 84 18 Plasma* IC50 (nM) 192 1056 923 196 Fold Selectivity CDK9 vs Other Isoforms CDK1 23x >20x 371x 73x CDK2 35x >20x 147x 340x CDK3 2x >20x 37x 35x CDK4 53x >20x 38x 250x CDK5 37x >20x >600x >1000x CDK6 79x >20x 296x >1000x CDK7 150x >20x >600x >1000x Highly Selective, ATP Competitive CDK9 Inhibitor >100x 100-10x <10x *Internal data; biochemical assay at 1 mM ATP, H929 CTG proliferation assay; **VIP151 was formerly BAY151 and licensed to Vincerx by Bayer

CDK9 inhibitor: PRT2527

Phase 1 Dose-Escalation Study in Advanced Solid Tumors

- Phase 1 dose escalation study of PRT2527 is ongoing and enrolling the following tumor types
  - Selected sarcomas displaying a gene fusion
  - Castrate resistant prostate cancer
  - HR+ HER2- breast cancer
  - Non-small cell lung cancer
  - Solid tumors with MYC amplification
- In the 18 patients treated in dose escalation, PRT2527 was generally well tolerated with manageable neutropenia and absence of significant gastrointestinal events or hepatotoxicity
- The 15 m/mg2 QW dose of PRT2527 was selected for further evaluation in a dose-confirmation cohort
- Dose-dependent inhibition of CDK9 transcription targets observed in PBMCs


A
Mean fold change ± SEM in MYC mRNA expression in PBMCs relative to pre-dose
1.6
1.4
1.2
1.0
0.8
0.6
0.4
0.2
0.0
Pre-dose
1 hour post dose
2 hours post dose
4 hours post dose
Timepoint
3 mg/m2 QW (n=3)
6 mg/m2 QW (n=3)
12 mg/m2 QW (n=3)
15 mg/m2 QW (n=4)
18 mg/m2 QW (n=4)


B
Mean fold change ± SEM in MCL-1 mRNA expression in PBMCs relative to pre-dose
1.6
1.4
1.2
1.0
0.8
0.6
0.4
0.2
0.0
Pre-dose
1 hour post dose
2 hours post dose
4 hours post dose
Timepoint
3 mg/m2 QW (n=3)
6 mg/m2 QW (n=3)
12 mg/m2 QW (n=3)
15 mg/m2 QW (n=4)
18 mg/m2 QW (n=4)

ClinicalTrials.gov Identifier: NCT05159518

HR+ Hormone receptor positive; HER2- Human epidermal growth factor negative

Presented at AACR 2023; https://preludetx.com/wp-content/uploads/2023/04/Henry_2527-01_AACR-CT173-poster_23MAR23.pdf

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CDK9 Inhibitor: PRT2527

Phase 1 Studies in Solid Tumors and Hematologic Malignancies

Dose Escalation

PRT2527
Solid Tumors
N=18

→

Dose Confirmation

PRT2527
MYC Amplified or Overexpressed Solid Tumors,
Prostate Cancer
N=15

ClinicalTrials.gov Identifier: NCT05159518

Solid Tumor data at AACR 2023

Dose Escalation

PRT2527
Monotherapy
Aggressive B cell lymphomas (multiple types), follicular lymphoma, CLL/SLL/Richters, MCL

→

Dose Confirmation

PRT2527
N=30

RP2D in hematological malignancies 2H 2023
Initial clinical data in 2H 2023

ClinicalTrials.gov Identifier: NCT05665530

Solid Tumors

- Dose dependent increases in drug concentrations and target engagement observed in Phase 1
- Clinical MYC and MCL1 depletion to levels consistent with tumor regression in preclinical models
- Generally well tolerated

Hematologic Malignancies

- ASH 2022 preclinical oral presentation
- CDK9 as a target externally validated in aggressive lymphoma and other heme malignancies

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CDK9 Inhibitor Differentiation and Market Opportunity Potential for Improved Safety Based on Best-in-Class Kinome Selectivity PRT2527 is designed to be a highly potent CDK9 inhibitor with best-in-class kinome selectivity compared to competitor compounds Designed to have an optimized PK profile to maximize therapeutic window Highly active in pre-clinical models at well-tolerated doses High levels of inhibition of CDK9 dependent genes in Phase 1  Market Opportunity CDK9 inhibitors in lymphomas, including CLL, Mantle cell and DLBCL may address areas of high unmet need CDK9 MCL1 SMARCA2 CDK4/6

PRT2527: Broad Potential to Address areas of High Unmet Need

Broad Opportunity:

~125K patients treated annually(US): CLL, MCL and DLBCL[1,2,3,4,5]


~25,000
~55,000
~43,000
CLL
DLBCL
MCL

Limited Treatment Options:

***>50%** of High Risk CLL, MCL and DLBCL patients are refractory/relapsed within 1 year after 2L Treatment [2,3]*


Patients who do not respond or respond and relapse within 1 year
% of CLL
% of MCL Patients
% of DLBCL Patients
0%
20%
40%
60%
80%
100%

1. SEER Cancer Stat Facts: https://seer.cancer.gov/statfacts/html/clyl.html; 2. Gena Kanas, et. al. Epidemiology of diffuse large B-cell lymphoma (DLBCL) and follicular lymphoma (FL) in the United States and Western Europe 3. CancerMPact® Treatment Architecture, Non-Hodgkin US, 4. CancerMPact® Treatment Architecture, Chronic Lymphocytic Leukeimia, US, 5. CLL Patient Based Forecast, Datamonitor Healthcare

Prelude THERAPEUTICS

PRT1419  MCL1 Inhibitor

MCL1 inhibition: Targeting Cancer Cell Survival MCL1 is a member of the BCL2 family of inhibitors of apoptosis Emerged as a resistance mechanism to the BCL2 inhibitor Venetoclax Prolonged depletion of MCL1 is undesirable and may be associated with cardiac toxicity Optimizing the PK profile of an MCL1 inhibitor may maximize the therapeutic window Mechanism

PRT1419 is Potent MCL1 Inhibitor with Demonstrated Preclinical Activity as Monotherapy and in Combination Monotherapy Combination Robust monotherapy activity also seen in models of DLBCL & MM Proliferation IC50 (nM) Whole Blood IC50 (nM) AMG176 150 1800 AZD5991 31 320 MIK665 4.5 430 PRT1419 80 210 Prelude compounds are competitive inhibitors of BIM binding

PRT1419: Not Observed to Cause Cardiac Injury in Preclinical Toxicology Studies Doses: 0.3, 1, 3 and 6 mg/m2; once weekly Linear increases in exposure No troponin elevations observed at any doses, even high dose which covered EC90 for 24h No histopathological evidence of cardiac injury Pharmacokinetics Pharmacodynamics PRT1419 Module 2.6 IND: Tox Written Summary

MCL-1 inhibitor: PRT1419  Phase 1 Dose-Escalation Study in Advanced Solid Tumors PRT1419 demonstrated acceptable safety and tolerability in patients with advanced metastatic solid tumors, with the most common TRAEs of nausea, vomiting and diarrhea Neutropenia was deemed to be dose related No cardiac toxicity was observed Induction of activated-BAX and cleaved caspase-3 was observed at 80 and 120 mg/m2: QW PRT1419, suggesting optimal  MCL-1 inhibition Upregulation of MCL1 is a mechanism of resistance to BCL2 inhibition, particularly in CLL and AML; Strong preclinical hypothesis in heme Phase 1 Target Engagement Presented at AACR 2023; https://preludetx.com/wp-content/uploads/2023/04/Falchook_1419-02_AACR-CT172-poster-23MAR23.pdf

MCL1 inhibitor: PRT1419
Phase 1 Study in Hematologic Malignancies


Dose Escalation
Dose Confirmation
PRT1419
Monotherapy
AML/MDS/CMML
CLL/SLL
FL/MZL/MCL
N=24-30
PRT1419
Combination
PRT1419+Aza: AML/MDS/CMML
PRT1419+Ven: AML/MDS/CMML
PRT1419+Ven: MCL
N=24-30

RP2D in heme monotherapy expected 2H 2023
Initial clinical data in 2H 2023

ClinicalTrials.gov Identifier: NCT05107856

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MCL1 Inhibitor Differentiation and Market Opportunity

Designed to have PK Profile to Achieve Desired Target Engagement

- PRT1419 is designed to be a **highly potent and selective** MCL1 inhibitor
- Designed to have a PK profile with **high clearance** to provide desired target engagement with **improved safety**
- **No cardiotoxicity or troponin changes** in GLP preclinical studies at doses exceeding those required for efficacy
- **No evidence of cardiotoxicity** in the solid tumor Phase 1 at the recommended Phase 2 dose


CDK4/6
MCL1
SMARCA2
CDK9

Market Opportunity

- AML, CLL and MCL patients need additional treatment options

PRT1419 Module 2.6 IND: Tox Written Summary

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PRT1419: MCL1 Inhibitor Offers Potential Benefit for Patients with Poor Outcomes

Broad Opportunity:

~95K patients treated annually(US): CLL, AML, MDS [1,2,3,4]

Annual Treated Patients (US Only)


~17,000*
~55,000
~21,000
CLL
AML
MDS

Outcomes for relapsed / refractory patients are poor:

***>50%** of CLL, High Risk MDS and Unfit AML patients are refractory/relapsed within 1 year after second relapse* [2,3,4]

Patients who do not respond or respond and relapse within 1 year


% of AML Patients
% of MDS patients
% of CLL
0%
20%
40%
60%
80%
100%

1. SEER Cancer Stat Facts: Chronic Lymphocytic Leukemia. National Cancer Institute. Bethesda, MD, https://seer.cancer.gov/statfacts/html/clyl.html; 2. CancerMPact® Treatment Architecture, Non-Hodgkin US May 2022 3, CancerMPact® Treatment Architecture, Chronic Lymphocytic Leukeimia, US May 2022 4. CancerMPact® Treatment Architecture, MDS, US., August 2022 * MDS number represents annual incident patients, treated patient number may be higher.

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PRT3645 Next Generation CDK4/6 Inhibitor

Next Generation CDK4/6 Inhibition: Targeting Cancer Through Cell Cycle Regulation Mechanism Validated mechanism with approval of Next Generation CDK4/6 inhibitors in HR+ breast cancer Resistance mechanism to other inhibitors of the RAS and HER2 pathways, including KRAS G12C Inability of current inhibitors to penetrate the blood-brain barrier (BBB) Next generation CDK4/6 inhibitor with improved tolerability and tissue penetrance could translate into activity in areas of unmet need beyond HR+ breast cancer Sequential use of Next Generation CDK4/6 inhibitors in breast cancer may also improve outcomes ASCO 2022 reference:  A randomized, phase II trial of fulvestrant or exemestane with or without ribociclib after progression on anti-estrogen therapy plus cyclin-dependent kinase 4/6 inhibition (CDK 4/6i) in patients (pts) with unresectable or hormone receptor–positive (HR+), HER2-negative metastatic breast cancer (MBC): MAINTAIN trial. and See AACR 2023; https://preludetx.com/wp-content/uploads/2023/04/Zou_CDK46_AACR-2023_Poster-5973_04APR23.pdf

PRT3645 – Designed to be a Highly Selective Next Generation CDK4/6 Inhibitor Bias towards CDK4 over CDK6 Compound Palbociclib Abemaciclib PRT3645 Biochemical* IC50 (nM) CDK4 25 5 3 Proliferation* IC50 (nM) 52 70 47 Phospho-Rb* IC50 (nM) 28 30 16 Fold Selectivity CDK4 vs Other Isoforms CDK6 1x 6x 5x CDK1 >500x >500x >500x CDK2 >500x 173x >500x CDK3 >500x 212x >500x CDK5 >500x >500x >500x CDK7 >500x >500x >500x CDK9 209x 59x >500x >500x 500-50x 50-5x <2x *Internal data; biochemical assay at 1 mM ATP, MCF7 CTG proliferation assay; MCF7 pRB Highly Selective, ATP Competitive

PRT3645: Next Generation CDK4/6 inhibitor Improved Tissue Penetration and Favorable Activity in Preclinical Models PRT3645 demonstrated higher brain penetration than approved CDK4/6 inhibitors PRT3645 showed favorable activity in vivo as monotherapy and in combination U87 glioblastoma model MCF7 breast cancer model Presented at AACR 2023; https://preludetx.com/wp-content/uploads/2022/05/Prelude_AACR_Juvekar-CDK4-FINAL-28Mar2022.pdf

Potential for Novel Combinations to Extend the Reach of CDK4/6 Inhibition Beyond ER+ Breast Cancer H2122 NSCLC Model DFBM-355 PDX model of ER+/HER2+ Breast Cancer PRT3645 observed to enhance the activity of KRAS G12C inhibitor in NSCLC models and with HER2 kinase inhibitor in ER+/HER2+ BC models Presented at AACR 2023; https://preludetx.com/wp-content/uploads/2023/04/Zou_CDK46_AACR-2023_Poster-5973_04APR23.pdf

Next Generation CDK4/6 Inhibitor: PRT3645 Phase 1 Study in Solid Tumors A potentially differentiated and highly brain penetrant Next Generation CDK4/6 inhibitor Potential to extend the reach of CDK4/6 inhibition beyond HR+ breast cancers, for which the first generation CDK4/6 inhibitors were approved PRT3645 Biomarker enriched patients with select tumor types including sarcomas, mesothelioma, gliomas, head and neck cancers and non-small cell lung cancer, in addition to breast cancer with or without brain metastases Dose Escalation and Confirmation ClinicalTrials.gov Identifier: NCT05538572 Initial clinical data in 2H 2023 RP2D in solid tumors in 2H 2024

Next Generation CDK4/6 Inhibitor Differentiation and Market Opportunity

Deep Tissue Penetration with Potential for Activity in Areas of Unmet Need

- PRT3645 has potential to be a **highly potent and selective** Next Generation CDK4/6 inhibitor
- Designed for **deep tissue penetration including brain penetrance**
- Designed for **improved metabolic profile** to allow for combination treatment in diseases beyond breast cancer
- **Favorable toxicity** in preclinical GLP studies with **potential for improved tolerability** in the clinic

Market Opportunity:

- Breast cancer patients may benefit from sequential CDK4/6 inhibitors treatment
- There are estimated to be 65,000 breast cancer patients treated with CDK4/6 inhibitors in 2023 in the U.S.
- Other solid tumors (lung cancer, glioma, HER2+ breast cancer) may demonstrate activity in combination


SMARCA2
CDK4/6
CDK9
MCL1

PRT3645 Module 2.6 IND PK written summary; ASCO 2022 reference: A randomized, phase II trial of fulvestrant or exemestane with or without ribociclib after progression on anti-estrogen therapy plus cyclin-dependent kinase 4/6 inhibition (CDK 4/6i) in patients (pts) with unresectable or hormone receptor–positive (HR+), HER2-negative metastatic breast cancer (MBC): MAINTAIN trial. and See AACR 2023; https://preludetx.com/wp-content/uploads/2023/04/Zou_CDK46_AACR-2023_Poster-5973_04APR23.pdf

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PR3789 SMARCA2 Degrader

Targeting SMARCA2 (BRM): Leveraging Synthetic Lethality The chromatin remodeling (SWI/SNF) complex is frequently mutated in cancer making it a potential therapeutic target Activation of the SWI/SNF complex requires either SMARCA4 (BRG1) or SMARCA2 (BRM) Loss of SMARCA4 (BRG1) through mutation leads to dependency on SMARCA2 (BRM) Subsets of solid tumors express SMARCA4 (BRG1) mutations Selectively inhibiting SMARCA2 (BRM) offers an attractive approach to target SMARCA4 (BRG1) mutant tumors Mechanism

SMARCA4 Mutations in NSCLC: An Opportunity with No Approved Therapies

SMARCA4 Mutation – A Potentially Novel Biomarker for NSCLC



SMARCA4
KRAS
EGFR
ALK
MET
ERBB2
BRAF
ROS1
RET
Targets for Approved Drugs
Number of Samples: 19848

Fernando et al. Nature Communications 2020

SMARCA4 Prevalence across selected Solid Tumors

Indication	Any SMARCA4 Mutation[1,2,3]
NSCLC	10.0%
Esophageal	8.0%
Gastric (stomach adeno)	8.3%
Skin (invasive and in situ melanoma)*	21.0%
Endometrial (uterine corpus)	13.3%
Squamous cell lung	7.7%
Urinary (bladder)	9.0%
Colorectal	6.0%
Pancreatic	2.9%
Melanoma (invasive)	8.7%

1.cBioPortal; FoundationCore; 2.SMARCA4 LOF mutations included homozygous missense, hotspot mutations with LOF, and damaging mutations; 3.SEER 2022; Globocan; * Source: American Cancer Society – Cancer Facts & Figures 2022

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PRT3789: Potent and Selective SMARCA2 Degrader with *In Vivo* Activity

Robust Tumor Growth Inhibition of SMARCA4 mutated but not WT Xenograft



Vehicle
PRT3789
LU11760 tumor volume (mm3)
800
700
600
500
400
300
200
100
0
0
4
8
12
16
20
24
28
Days of dosing
****
SMARCA4 mutant



Vehicle
PRT3789
Calu-6 tumor volume (mm3)
600
400
200
0
0
2
4
6
8
10
12
14
Days of dosing
SMARCA4 WT

Significant Degradation of SMARCA2 Protein but not SMARCA4 in Preclinical Models



Male
Vehicle
Low Dose
Mid Dose
High Dose
SMARCA2
SMARCA4
LAMIN B1
Female
SMARCA2
SMARCA4
LAMIN B1

Presented at AACR 2023; https://preludetx.com/wp-content/uploads/2023/04/Hulse_SMARCA2_AACR-2023_Poster-6270_04APR23.pdf
Presented at AACR 2022; https://preludetx.com/wp-content/uploads/2022/05/Prelude_AACR_Hulse-SMARCA2-FINAL-21Mar2022.pdf

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SMARCA2 Degrader: PRT3789 Phase 1 Study in Solid Tumors SMARCA2 inhibition has the greatest potential in patients with SMARCA4 deficient cancers, including approximately 10% of all non-small cell lung cancers SMARCA2 degradation to be evaluated in Phase 1 Study population: advanced, recurrent, or metastatic disease, with loss of SMARCA4 due to truncating mutation and/or deletion Biomarker selected by local NGS or IHC in tumor tissue or blood HR+ and HER2-negative or HR+ and HER2+breast cancer Recurrent GBM (IDH wild type) or CDKN2A/B homozygous deleted IDH-mutant astrocytoma KRAS-mutant NSCLC CDK pathway alternation in any of the following tumor types: malignant mesothelioma, HPV-negative HNSCC (including oral cavity, oropharynx, hypopharynx, and larynx), sarcoma, or NSCLC ClinicalTrials.gov Identifier: NCT05538572 PRT3789 Solid Tumors with loss of SMARCA4 Backfill: up to 10 participants with a minimum of 6 NSCLC participants with loss of SMARCA4 Dose Escalation and Confirmation IND cleared Q4 2022 Clinical update expected 2H 2023 ClinicalTrials.gov Identifier: NCT05639751

Selective Orally Bioavailable SMARCA2 Degrader Program PRT5506 - Preclinical Lead to Demonstrate Proof-of-Concept Robust Tumor Growth Inhibition of SMARCA4 Mutated Xenograft with Oral Dosing Potent and Highly Selective SMARCA2 Degradation In Vitro SMARCA2 DC50 1 nM SMARCA4 DC50 54 nM Presented at AACR 2023; https://preludetx.com/wp-content/uploads/2023/05/Ito_SMARCA2_AACR-2023_Poster_6277_01MAY23_CORRECTION.pdf

SMARCA2 Differentiation and Market Opportunity Potential First-in-Class SMARCA2 (BRM) Targeted Protein Degrader PRT3789 is a potential first-in-class SMARCA2 Degrader Potentially potent and selective SMARCA2 targeted protein degrader approach We believe SMARCA2 selectivity may provide a favorable toxicity profile Observed favorable efficacy in SMARCA4 mutant preclinical models, we believe provides path for patient selection strategy in the clinic Market Opportunity:   70,000 patients with SMARCA4 mutation in the US/EU5 SMARCA2 CDK4/6 MCL1 CDK9

PRT3789: Large Pan-Tumor Unmet Need in Patients with SMARCA4 Mutation

Broad Opportunity:

Distribution of Patients with SMARCA4 mutation by Tumor, based on study of ~130k patients[1,2,3]



NSCLC ~40%
CRC ~18%
Urinary ~13%
NSCLC
Esophageal
Gastric
Skin
Endometrial
Squamous cell lung
Urinary
Colorectal
Pancreatic
Melanoma

Improvement vs SoC:

Most common 2L mNSCLC regimen offers minimal benefit and significant toxicity [4]

mPFS ~ 4.5 months

docetaxel + ramucirumab

SMARCA 4 Degrader offers:

First in Class Treatment Option in patients with no approved drugs

1. Fernando, T.M., Piskol, R., Bainer, R. *et al.* Functional characterization of *SMARCA4* variants identified by targeted exome-sequencing of 131,668 cancer patients..https://doi.org/10.1038/s41467-020-19402-8; 2. https://www.mycancergenome.org/content/gene/smarca4/ 3. US SEER Database 4. CancerMPact® Treatment Architecture, NSCLC – Non Driver Mutation.

Prelude THERAPEUTICS

Prelude Therapeutics:  Key Takeaways We expect our cash, cash equivalents and marketable securities as of June 1, 2023 will enable us to fund operating expenses and capital expenditure requirements into 2026 Potentially first-in-class SMARCA2 degrader program with a potentially significant lead over competitors and offers transformational potential for the company Opportunity to drive programs to key inflection points in the next 12 – 24 months Emerging clinical data on CDK9 and MCL-1 programs demonstrated the potential for class-leading opportunities Deep clinical pipeline with unique and potentially best-in-class or first-in-class molecules

Experienced Management Team: Proven Track Records Andrew Combs, PhD Executive Vice President and Head of Chemistry Peggy Scherle, PhD Chief Scientific Officer Jane Huang M.D. President and Chief Medical Officer Kris Vaddi, PhD Founder & Chief Executive Officer Laurent Chardonnet, MBA Chief Financial Officer Bryant Lim, J.D. Chief Legal Officer and Corporate Secretary